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                               EXHIBIT 10.22

                            INDEMNITY AGREEMENT

          As of February 28, 1998, each of the following directors have entered into an Indemnity Agreement identical to the form of Indemnity Agreement that is incorporated by reference from Exhibit 10(c) of the Company's Form 10-Q Quarterly Report for the fiscal quarter ended June 30, 1997:

                            Richard L. Antonini
                            John M. Bissell
                            John D. Boyles
                            William P. Crawford
                            Richard M. DeVos, Jr.
                            William G. Gonzalez
                            James P. Hackett
                            Erina Hanka
                            Earl D. Holton
                            Robert L. Hooker
                            Michael J. Jandernoa
                            Kevin T. Kabat
                            Fred P. Keller
                            John P. Keller
                            Hendrik G. Meijer
                            Percy A. Pierre
                            Patrick M. Quinn
                            Marilyn J. Schlack
                            Peter F. Secchia
                            David J. Wagner
                            Margaret Sellers Walker
                            Robert H. Warrington